Exhibit 10.1

FOUNDER HOLDERS FORFEITURE AGREEMENT

October 27, 2020

dMY Technology Group, Inc. II

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

Galileo NewCo Limited

c/o Apax Partners LLP

33 Jermyn Street

London SW1Y 6DN

Attention: Gabriele Cipparrone and Albert Costa Centena

Email: gabriele.cipparone@apax.com and albert.costa@apax.com

Re: Forfeiture of Founder Holders’ dMY Class A Common Stock

Ladies and Gentlemen:

Reference is made to that certain Business Combination Agreement, dated as of October 27, 2020, by and among dMY Technology Group, Inc. II, a Delaware corporation (“dMY”), Maven Topco Limited, a company incorporated under the laws of Guernsey (the “Company”), Maven Midco Limited, a private limited company incorporated under the laws of England and Wales (“MidCo”), Galileo NewCo Limited, a company incorporated under the laws of Guernsey (“NewCo”), Genius Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of NewCo (“Merger Sub”) and dMY Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”) (as may be further amended, restated, amended and restated, modified, or supplemented from to time, the “Combination Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Combination Agreement.

In order to induce NewCo and dMY to consummate the transactions contemplated by the Combination Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sponsor, Darla Anderson (“Anderson”), Francesca Luthi (“Luthi”), Charles E. Wert (“Wert” and together with the Sponsor, Anderson and Luthi, the “Founder Holders”), dMY and NewCo hereby agree to enter into this letter agreement (this “Letter Agreement”), and hereby agree as follows:

1. Forfeiture by Founder Holders. In connection with and effective as of immediately prior to the Merger Effective Time, up to one million thirty-five thousand (1,035,000) shares of dMY Class A Common Stock (issuable upon the conversion of Founder Shares held by the Founder Holders in accordance with the Founder Holders Consent Letter) held by, or beneficially owned by, the Founder Holders (collectively, the “Founder Holders Forfeiture Shares” and each Founder Holder’s portion of the Founder Holders Forfeiture Shares (determined on a pro rata basis), the “Applicable Founder Holder’s Forfeiture Shares”), shall be automatically forfeited by the Founder Holders to dMY for no consideration and automatically cancelled in accordance with Section 2. Any Founder Holders Forfeiture Shares forfeited pursuant to this Section 1 shall be cancelled for no consideration and any certificates representing such Founder Holders Forfeiture Shares so forfeited shall be cancelled; provided, that to the extent any such certificate represents shares in addition to a Founder Holders Forfeiture Share, which shares are not forfeited pursuant to the terms hereof, NewCo shall reissue such certificate with respect to the shares not so forfeited.

2. Calculation of Forfeited Founder Holders Forfeiture Shares 3. The number of Founder Holders Forfeiture Shares to be forfeited by the Founder Holders in accordance with Section 1 shall be calculated as follows:

(a) if the Minimum Cash is less than or equal to three hundred fifteen million dollars ($315,000,000), then one hundred percent (100%) of the Founder Holders Forfeiture Shares shall be automatically forfeited by the Founder Holders (on a pro rata basis in accordance with Section 1) to dMY for no consideration and canceled;

(b) if the Minimum Cash is greater than three hundred fifteen million dollars ($315,000,000), but less than four hundred fifteen million dollars ($415,000,000), then that number of Founder Holders Forfeiture Shares equal to (i) the Minimum Cash Forfeiture Percentage (as defined below) multiplied by (ii) the total number of Founder Holders Forfeiture Shares shall be automatically forfeited by the Founder Holders (on a pro rata basis in accordance with Section 1) to dMY for no consideration and canceled; and

(c) if the Minimum Cash is equal to or greater than four hundred fifteen million dollars ($415,000,000), then none of the Founder Holders Forfeiture Shares shall be forfeited by the Founder Holders.

3. Definition of “Minimum Cash Forfeiture Percentage”. For purposes of this Letter Agreement, “Minimum Cash Forfeiture Percentage” means quotient of, represented as a percentage, (i) the difference of (x) four hundred fifteen million dollars ($415,000,000) minus (y) the Minimum Cash divided by (ii) one hundred million dollars ($100,000,000); provided that in no event may the Minimum Cash Forfeiture Percentage be less than zero percent (0%) or exceed one hundred percent (100%).

4. Transfer. Prior to the final determination of the number of Founder Holders Forfeiture Shares to be forfeited in accordance with this Agreement (if any), the Founder Holders shall not, directly or indirectly, transfer or otherwise dispose of any shares of dMY Class B Common Stock, other than as may be expressly permitted by the dMY A&R Certificate of Incorporation.

5. Founder Holder Representations. Each Founder Holder (as to itself and not any other Founder Holder), severally and not jointly, hereby represents and warrants to dMY and NewCo, as of the date hereof, that such Founder Holder owns, and holds of record, all of such Founder Holder’s shares of dMY Class B Common Stock to be converted into shares of dMY Class A Common Stock in accordance with the dMY A&R Certificate of Incorporation and to represent such Founder Holder’s Applicable Founder Holder’s Forfeiture Shares, free and clear of all Liens, other than Securities Liens and such Liens and other obligations imposed by applicable securities Laws, the Combination Agreement, dMY A&R Certificate of Incorporation and dMY Bylaws.

6. Assignment. No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of each of the other parties hereto. Any purported assignment in violation of this Section 6 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on dMY and the Founder Holders and their respective successors and assigns.

7. Notices. Any notice, consent, or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be given to dMY and NewCo in accordance with Section 8.3 of the Combination Agreement, and to the Founder Holders in accordance with the notice information set forth on such Founder Holder’s signature page hereto; in each case, unless a party hereto otherwise specifies a different address in a writing delivered to the other parties hereto.

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8. Amendments. No amendment of any provision of this Letter Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver of any provision or condition of this Letter Agreement shall be valid unless the same shall be in writing and signed by the party hereto against which such waiver is to be enforced. No waiver by any party hereto of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence.

9. Miscellaneous. Section 8.2 (Waiver of Remedies; Survival of Representations and Warranties), Section 8.7 (Entire Agreement), Section 8.8 (Counterparts; Electronic Delivery), and Section 8.9 (Governing Law; Waiver of Jury Trial; Jurisdiction) of the Combination Agreement are hereby incorporated into this Letter Agreement, mutatis mutandis, as though set out in their entirety in this Section 9.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

dMY:

DMY TECHNOLOGY GROUP, INC. II

By:	/s/ Niccolo de Masi
Name:	Niccolo de Masi
Title:	Chief Executive Officer

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

NewCo:

Galileo NewCo Limited

By:	/s/ Gabriele Cipparrone
Name:	Gabriele Cipparrone
Title:	Director

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

DMY SPONSOR II, LLC

By:	/s/ Harry L. You
Name:	Harry L. You
Title:	Manager

NOTICE INFORMATION:

Address:

Attention:
Email:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

/s/ Francesca Luthi
Name:	Francesca Luthi

NOTICE INFORMATION:

Address:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

/s/ Darla Anderson
Name:	Darla Anderson

NOTICE INFORMATION:

Address:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

/s/ Charles E. Wert
Name:	Charles E. Wert

NOTICE INFORMATION:

Address:

[Signature Page to Founder Holders Forfeiture Agreement]